TransUltra(R) VUL

                    Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company


                        Supplement Dated August 15, 2006

                                       To

                          Prospectus Dated May 1, 2006


The following information supplements, amends and replaces the information in the Prospectus regarding The Worldwide Growth Portfolio of the Janus Aspen Series - Service Shares, The Great Companies Technology Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class, and The Templeton Great Companies Global Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class, all of which are underlying investment options of Transamerica Occidental Life Insurance Company Separate Account VUL-5. You should read this supplement together with the Prospectus.

The Worldwide Growth Portfolio of the Janus Aspen Series
The Worldwide Growth Portfolio of the Janus Aspen Series has amended the waiver provisions affecting its Total Portfolio Annual Expenses. Footnote (8) on page 22 of the Prospectus is hereby replaced with the following:

         (8) The Worldwide Growth Portfolio's Management Fee is subject to a performance fee adjustment commencing February 1, 2007, as described in the portfolio's prospectus. The performance fee adjustment is based on the total return performance of the portfolio's service shares ("Portfolio Performance") as compared to the performance of the portfolio's benchmark, the Morgan Stanley Capital International World Indexsm ("Benchmark Performance").

         For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital has contractually agreed to waive its right to receive a portion of the Management Fee, at an annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver will apply for any calendar month in the Waiver Period if the Portfolio Performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the Management Fee, is less than Benchmark Performance for that period, as follows: Percent by Which Portfolio Performance is Annual Rate of Waiver as a Less than Benchmark Performance Percent of Average Net Assets* 0.0% 0.0000%
           -0.5%                0.0125%
           -1.0%                0.0250%
           -1.5%                0.0375%
           -2.0%                0.0500%
           -2.5%                0.0625%
           -3.0%                0.0750%
           -3.5%                0.0875%
           -4.0%                0.1000%
           -4.5%                0.1125%
           -5.0%                0.1250%
           -5.5%                0.1375%
           -6.0%                0.1500%
         * The waiver is calculated in increments of 0.0125% for every full 0.5% of Portfolio Performance below Benchmark Performance, with a maximum waiver of 0.15%.

         If Portfolio Performance is less than Benchmark Performance by 0.5% or more for the period February 1, 2006 to the end of the month preceding the current calendar month for which the waiver is calculated, a waiver will be applied to reduce the Management Fee paid by the portfolio for the current month. This calculation will be done monthly, with each successive monthly calculation based on a period that includes the most recently completed month, until the last waiver, if any, is calculated for the period from February 1, 2006 through December 31, 2006 and applied during January 2007. The Waiver Period terminates effective January 31, 2007. Because any fee waiver will have a positive effect upon the portfolio's performance, fee waivers during the Waiver Period may effect the performance fee adjustment commencing February 1, 2007 in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital after February 1, 2007, under some circumstances, may exceed the cumulative dollar amount of Management Fees waived by Janus Capital during the Waiver Period. During the Waiver Period, even if Portfolio Performance should exceed Benchmark Performance, the Management Fee will not exceed 0.06% of the Portfolio's average daily net assets, and Janus Capital may not recover any Management Fees previously waived.



                                    * * * * *